AMERITAS LIFE INSURANCE CORP. ("Ameritas")
                      AMERITAS VARIABLE SEPARATE ACCOUNT V
                     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                              ("Separate Accounts")

                                  Supplement to
                    OVERTURE LIFE SPVUL and OVERTURE ANNUITY
                         Prospectuses Dated May 1, 2007
                         Supplement Dated April 25, 2008

The section titled "Model Asset Allocation Program" is deleted from each of these prospectuses. This feature has never been available with either of these products and is not expected to be in the future. Therefore, all references to a model asset allocation program in these prospectuses are removed.

All other terms of the prospectus remain as stated in your Policy and prospectus.

               This Supplement should be retained with the current
                  prospectus for your variable Policy issued by
                          Ameritas Life Insurance Corp.
                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-745-1112.